================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):    OCTOBER 8, 2002



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



        BERMUDA                        1-31339                   98-0371344
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


  c/o CORPORATE MANAGERS (BARBADOS) LTD.
        FIRST FLOOR, TRIDENT HOUSE
            LOWER BROAD STREET
         BRIDGETOWN, BARBADOS                                      NONE
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (246) 427-3174


================================================================================



                                     PAGE 1
                         EXHIBIT INDEX APPEARS ON PAGE 4

ITEM 5.  OTHER EVENTS

         A copy of our press release dated October 8, 2002, which includes our announcement of a non-recurring charge essentially related to our investment in Universal Compression Holdings, Inc. and comments on our earnings outlook, is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial statements of business acquired
         Not applicable.

    (b)  Pro forma financial information
         Not applicable.

    (c)  Exhibits

   99.1  Press release dated October 8, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WEATHERFORD INTERNATIONAL LTD.



Dated: October 8, 2002                       /s/ Lisa W. Rodriguez
                                    ------------------------------------------
                                                 Lisa W. Rodriguez
                                              Senior Vice President and
                                               Chief Financial Officer

                                INDEX TO EXHIBITS

      Number                          Exhibit
      ------                          -------
      99.1            Press release dated October 8, 2002.